Execution Version

Exhibit 10.2

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 14, 2025 (this “Amendment No. 1”), among BWX TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”), the Lenders party hereto and, solely for purposes of Sections 2 through 8 hereof, each Guarantor listed on the signature pages hereto.
W I T N E S S E T H :
WHEREAS, the Borrower, the Administrative Agent and the Lenders from time to time party thereto entered into that certain Amended and Restated Credit Agreement, dated as of October 12, 2022 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such term in the Credit Agreement;
WHEREAS, Section 10.01 of the Credit Agreement provides that the Borrower, the Administrative Agent and the Required Lenders may amend the Credit Agreement for certain purposes, and the Borrower has requested an amendment to the Credit Agreement to increase the maximum aggregate amount of Secured Bilateral Letter of Credit Facilities by $25,000,000, thereby increasing such limit from $50,000,000 to $75,000,000; and
WHEREAS, each of the Lenders party hereto, which in the aggregate constitute the Required Lenders, have agreed to amend the Credit Agreement upon the terms and conditions set forth in this Amendment No. 1.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
        SECTION 1 – Amendments.
(a)Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “$50,000,000” in the definition of “Secured Bilateral Letter of Credit Facility” with a reference to “$75,000,000”.
(b)Section 7.01(w) of the Credit Agreement is hereby amended by replacing the reference to “$50,000,000” with a reference to “$75,000,000”.
SECTION 2 – Representations & Warranties. In order to induce the Lenders party hereto and the Administrative Agent to enter into this Amendment No. 1, each Loan Party hereby represents and warrants to the Lenders party hereto and the Administrative Agent that:
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(a)     On and as of the date hereof, the representations and warranties of (i) the Borrower contained in Article V of the Credit Agreement and (ii) each Loan Party contained in each other Loan Document shall be true and correct in all material respects (or, with respect to representations or warranties modified by a materiality or Material Adverse Effect standard, each such representation or warranty shall be true and correct in all respects) on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, with respect to representations or warranties modified by a materiality or Material Adverse Effect standard, each such representation or warranty shall be true and correct in all respects) as of such earlier date.
(b)    No Default has occurred and is continuing or would occur immediately after giving effect to this Amendment No. 1.
SECTION 3 – Conditions Precedent. This Amendment No. 1 shall become effective as of the date first written above when the Administrative Agent shall have received a duly authorized, executed and delivered counterpart of the signature page to this Amendment No. 1 from (i) the Administrative Agent, (ii) each Loan Party named on the signature pages hereto and (iii) Lenders constituting the Required Lenders.
SECTION 4 – Reference to and Effect on the Credit Agreement. On and after the effectiveness of this Amendment No. 1, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or waived by this Amendment No. 1. The Credit Agreement, as specifically amended by this Amendment No. 1, and each other Loan Document are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, (i) the Security Instruments and all of the Collateral described therein do and shall continue to secure the payment of all Obligations and (ii) each of the Loan Parties reaffirms its prior grant and the validity of the Liens by it pursuant to the Security Instruments, with all such Liens continuing in full force and effect after giving effect to this Amendment No. 1. Without further limiting the generality of the foregoing, each of the Loan Parties reaffirms its prior Guaranty Obligation after giving effect to this Amendment No. 1. The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents. This Amendment No. 1 is a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. This Amendment No. 1 shall not constitute a novation of the Credit Agreement or any of the Loan Documents.
SECTION 5 – Ratification. This Amendment No. 1 is limited to the matters specified herein and shall not constitute acceptance or waiver, or, to the extent not expressly set
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forth herein, an amendment or modification, of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith, and each of the parties hereto acknowledges and agrees that the terms of this Amendment No. 1 constitute an amendment of the terms of pre-existing Indebtedness and the related agreement, as evidenced by the Credit Agreement as amended hereby.
SECTION 6 – Counterparts. This Amendment No. 1 may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.
SECTION 7 – Expenses. The Borrower reaffirms its obligation pursuant to Section 10.04(a) of the Credit Agreement to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent (including reasonable and documented out-of-pocket fees, charges and disbursements of one primary counsel for the Administrative Agent) in connection with this Amendment No. 1.
SECTION 8 – Governing Law; Jurisdiction; Waiver of Jury Trial. Sections 10.14 and 10.15 of the Credit Agreement are incorporated herein, mutatis mutandis, as if a part hereof.
[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.
BWX TECHNOLOGIES, INC., as the Borrower
By: /s/ Kirt J. Kubbs
Name: Kirt J. Kubbs
Title: Vice President, Treasurer

BWX Technologies, Inc.
Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Solely for purposes of Sections 2 through 8:

BWXT COMMERCIAL GROUP, INC.
BWXT INVESTMENT COMPANY
BWXT GOVERNMENT GROUP, INC.

By: /s/ Kirt J. Kubbs
Name:    Kirt J. Kubbs
Title:    Vice President, Treasurer

BWXT ADVANCED TECHNOLOGIES LLC
BWXT FEDERAL SERVICES, INC.
BWXT ISOTOPE TECHNOLOGY GROUP, INC.
BWXT INTERNATIONAL TECHNICAL SERVICES, INC.
BWXT MT. ATHOS, LLC
BWXT NOG TECHNOLOGIES, INC.
BWXT NUCLEAR ENERGY, INC.
BWXT NUCLEAR MAINTENANCE SERVICES, INC.
BWXT NUCLEAR OPERATIONS GROUP, INC.
BWXT TECHNICAL SERVICES GROUP, INC.
CITADEL CAPITAL CORPORATION
CUNICO CORPORATION
MARINE MECHANICAL CORPORATION
NFS HOLDINGS, INC.
NOG-ERWIN HOLDINGS, INC.
NUCLEAR FUEL SERVICES, INC.
BWXT ORDNANCE TENNESSEE, INC.

By: /s/ Kirt J. Kubbs
Name:    Kirt J. Kubbs
Title: Treasurer

BWXT WASHINGTON, INC.

By: /s/ Kirt J. Kubbs
Name:    Kirt J. Kubbs
Title:    Controller
BWX Technologies, Inc.
Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender
By: /s/ Daniel Kinasz
Name: Daniel Kinasz
Title: Executive Director

BWX Technologies, Inc.
Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

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JPMORGAN CHASE BANK, N.A.,
as a Lender
By: /s/ Jacqueline Panos
Name: Jacqueline Panos
Title: Vice President

BWX Technologies, Inc.
Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

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PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:     /s/ Eric H. Williams
Name: Eric H. Williams
Title: Senior Vice President

BWX Technologies, Inc.
Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

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TD BANK, N.A., as a Lender
By: /s/ Bernadette Collins
Name: Bernadette Collins
Title: Senior Vice President

BWX Technologies, Inc.
Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

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TRUIST BANK, as a Lender
By:     /s/ Anika Kirs                     Name: Anika Kirs
Title: Director

BWX Technologies, Inc.
Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

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U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:     /s/ Ken Gorski
Name: Ken Gorski
Title: Vice President

BWX Technologies, Inc.
Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

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MORGAN STANLEY BANK, N.A., as a Lender
By:     /s/ Margaret Stock
Name: Margaret Stock
Title: Authorized Signatory

BWX Technologies, Inc.
Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

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BNP PARIBAS, as a Lender
By: /s/ Norman Miller
Name: Norman Miller
Title: Vice President
By:     /s/ Cody Flanzer
Name: Cody Flanzer
Title: Vice President

BWX Technologies, Inc.
Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

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FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender
By:     /s/ Ira Allen
Name: Ira Allen
Title: Principal

BWX Technologies, Inc.
Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

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THE NORTHERN TRUST COMPANY, as a Lender
By: /s/ Kimberly A. Crotty
Name: Kimberly A. Crotty
Title: Senior Vice President

BWX Technologies, Inc.
Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement